UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 22, 2003

Date of Report (Date of earliest event reported)

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12175	75-2662240
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3150 Sabre Drive
Southlake, Texas 76092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (682) 605-1000

Not applicable.

(Former name or former address, if changed since last report.)

Item 9.                                        Regulation FD Disclosure

On October 22, 2003, Travelocity.com. L.P. (“Travelocity”), an indirect subsidiary of Sabre Holdings Corporation (the “Company”), issued the news release attached hereto as Exhibit 99.1 announcing that Travelocity had entered into an asset purchase agreement (the “Agreement”) with MyTravel Group plc, an English public limited company, and certain of its indirect subsidiaries (collectively, “My Travel Group”).  Pursuant to the Agreement, Travelocity will purchase from My Travel Group the assets of its U.S.-based hotel room consolidation and distribution businesses, and assume certain liabilities related thereto, for a purchase price of approximately $50,000,000 in cash, subject to certain adjustments.  Completion of the transaction is contingent upon, among other things, approval of MyTravel Group plc shareholders, and government review of the Agreement under the Hart-Scott-Rodino Premerger Notification Act.

Attached hereto as Exhibit 99.2 is a script containing Questions and Answers that the Company intends to use when discussing the Agreement with representatives of the financial community.

Exhibit(s)

Exhibit	Description

99.1	News release reporting the execution of an Asset Purchase Agreement, issued by Travelocity.com L.P. on October 22, 2003.

99.2	Scripted Questions and Answers (Q&A) dated October 22, 2003, to be used by Sabre Holdings Corporation when discussing the Agreement with representatives of the financial community.

All of the information furnished in this report and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this report and the exhibit hereto which are not purely historical facts, including statements about future plans, events, forecasted financial projections or performance, the expected benefits to Travelocity or the Company of the Agreement, or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Readers are cautioned not to place undue reliance on forward-looking statements.  All forward-looking statements are based upon information available to the Company on the date this report was submitted.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: the computer reservation system rules proposed by the Department of Transportation, uncertainties inherent in the government review of the Agreement under the Hart-Scott-Rodino Premerger Notification Act and the Company’s revenues being highly dependent on the travel and transportation industries.  The Company may not succeed in addressing these and other risks.  Further information regarding factors that could affect our financial and other results can be found in the risk factors section of the Company’s most recent filing on Form 10-Q with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

By:	/s/ James F. Brashear
Name:	James F. Brashear
Title:	Corporate Secretary

Date: October 22, 2003

EXHIBIT INDEX

Exhibit 99.1:	News release reporting the execution of an Asset Purchase Agreement, issued by Travelocity.com LP on October 22, 2003.

Exhibit 99.2:	Scripted Questions and Answers (Q&A) dated October 22, 2003, to be used by Sabre Holdings Corporation when discussing the Agreement with representatives of the financial community.